UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 375-2227

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) approved the payment of the remainder of the cash bonuses for the Company’s named executive officers with respect to their performance during the last three quarters of the Company’s fiscal year ended September 30, 2020. These incremental bonuses were calculated at the target percentages set forth in the applicable employment agreements, disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed with the Securities and Exchange Commission on December 17, 2020 (the “Form 10-K”). Pankaj Mohan, Ph.D., President and Chief Executive Officer, John Cini, Ph.D., Chief Scientific Officer and Jay Cross, Chief Financial Officer were awarded $183,749, $85,817 and $100,212.

The Company pays bonuses to its executive officers based on calendar years, and so the information in the Summary Compensation Table regarding the fiscal year 2020 bonus in the Form 10-K represented bonus earned in the first quarter of fiscal year 2020, which was the last quarter of calendar year 2019, and the balance of the bonus earned for fiscal year 2020 was not calculable through the latest practical date prior to filing the Form 10-K, and was therefore not included in the “Bonus” column. The new total amounts of compensation that would have been reflected in the “Total” column of the Summary Compensation Table had the amounts of these awards been determined prior to the filing of the Form 10-K are $1,895,068, $672,657 and $704,972 for Dr. Mohan, Dr. Cini and Mr. Cross, respectively. Such amounts include the salary, bonus and equity incentive plan stock awards previously paid for fiscal year 2020 and disclosed in the Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.
a Delaware corporation
(Registrant)

Date: May 21, 2021	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer